UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting (the "Annual Meeting") of Stockholders of the Company was held on May 28, 2025. A total of 25,588,121 shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), were eligible and entitled to vote at the Annual Meeting and a total of 15,551,068 shares of the Company’s Common Stock were represented at the Annual Meeting (or 60.77% of the eligible shares). The matters voted on at the Annual Meeting were as follows:

1.	Proposal 1: Election of Directors:

The following individuals, each of whom was nominated for election to the Board of Directors (the “Board”) by the Company, were elected by the stockholders at the Annual Meeting for a term of one year expiring at the 2026 Annual Meeting of stockholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
J. Michael DiMaio	7,261,770	-	2,724,040	5,565,258
Colin Bristow	9,965,672	-	20,138	5,565,258
Richard Cotton	9,965,951	-	19,859	5,565,258
Martin Mellish	9,965,908	-	19,902	5,565,258
Deepak Sadagopan	9,940,048	-	45,762	5,565,258
Marion Snyder	9,961,474	-	24,336	5,565,258

The nomination of each of the above-mentioned directors was made by the Board. Dr. DiMaio, Mr. Cotton, Mr. Mellish, Mr. Sadagopan and Ms. Snyder were each completing their previous term as members of the Board since their election at the Company’s 2024 Annual Meeting. Mr. Bristow was nominated by the Board in connection with the 2025 Annual Meeting.

2.	Proposal 2: (Advisory) Non-Binding ratification of the appointment of the Company’s independent registered public accounting firm:

The stockholders voted at the Annual Meeting to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,375,895	164,026	11,147	-

Item 7.01. Regulation FD Disclosure.

On May 29, 2025, the Company issued a press release announcing the results of the Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Spectral AI, Inc. on May 29, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2025

SPECTRAL AI, INC.

By:	/s/ Vincent S. Capone
Name:	Vincent S. Capone
Title:	Chief Financial Officer

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